[PHOTO OMITTED]

The
Gabelli
Global
Convertible
Securities
Fund

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999

                               [GRAPHIC OMITTTED]

The Gabelli Global
Convertible Securities Fund

Semi-Annual Report - June 30, 1999

                                                                 [PHOTO OMITTED]
                                                                    Hart Woodson

To Our Shareholders,

      There were two major economic surprises in the first half of 1999. First, economic growth in Europe has been weak relative to the United States. Second, the Asian economies have been surprisingly strong. In late 1998, the fear was global recession and deflation caused by the Asian crisis and the Russian debt default. Today, the concern is synchronized economic growth and rising inflation. The impact on financial markets has been decisive. Bond yields rose dramatically, while equities have continued to rise, led by Asia and cyclical stocks. Your portfolio has been positioned to benefit from these developments.

Investment Performance

      For the second quarter ended June 30, 1999, The Gabelli Global Convertible Securities Fund's (the "Fund") total return was 9.4%. The UBS Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index of global equity markets had returns of 1.6%, (2.6)% and 5.6%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 15.9% over the trailing twelve-month period. The UBS Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley World Free Index rose 14.9%, 3.6% and 16.7%, respectively, over the same twelve-month period.

      For the five-year period ended June 30, 1999, the Fund's total return averaged 8.7% annually versus average annual total returns of 10.3%, 6.6% and 16.2% for the UBS Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley World Free Index, respectively. Since inception on February 3, 1994 through June 30, 1999, the Fund had a cumulative total return of 57.5%, which equates to an average annual return of 8.8%.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                  Quarter
                           ---------------------------------------------------
                             1st             2nd           3rd           4th          Year
1999: Net Asset Value ...  $10.89          $11.91            --            --            --
      Total Return ......    7.6%            9.4%            --            --            --
----------------------------------------------------------------------------------------------
1998: Net Asset Value ...  $10.43          $10.36        $ 9.09        $10.12        $10.12
      Total Return ......   11.1%           (0.7)%       (12.3)%        12.2%          8.6%
----------------------------------------------------------------------------------------------
1997: Net Asset Value ...  $10.27          $10.98        $11.15        $ 9.39        $ 9.39
      Total Return ......    0.9%            6.9%          1.5%         (6.1)%         2.8%
----------------------------------------------------------------------------------------------
1996: Net Asset Value ...  $11.34          $11.55        $11.41        $10.18        $10.18
      Total Return ......    5.1%            1.9%         (1.2)%        (0.3)%         5.5%
----------------------------------------------------------------------------------------------
1995: Net Asset Value ...  $10.09          $10.64        $11.05        $10.79        $10.79
      Total Return ......    1.6%            5.5%          3.9%          1.2%         12.6%
----------------------------------------------------------------------------------------------
1994: Net Asset Value ...  $10.38          $10.37        $10.64        $ 9.93        $ 9.93
      Total Return ......    3.8%(b)        (0.1)%         2.6%         (5.2)%         0.9%(b)
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Average Annual Returns -- June 30, 1999 (a)

1 Year ..........................................................    15.9%
5 Year ..........................................................     8.7%
Life of Fund (b) ................................................     8.8%
--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date                Rate Per Share               Reinvestment Price
-----------------                --------------               ------------------
December 28, 1998                    $0.080                         $ 9.96
December 30, 1997                    $1.070                         $ 9.33
December 31, 1996                    $1.200                         $10.18
December 29, 1995                    $0.393                         $10.79
December 30, 1994                    $0.160                         $ 9.93


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 3, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

Our Investment Objective

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

Our Approach

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.

Global Allocation

      The accompanying chart represents the Fund's holdings by geographic region as of June 30, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                    HOLDINGS BY GEOGRAPHIC REGION - 6/30/99

                               [GRAPHIC OMITTED]

  [The following table was depicted as a pie chart in the printed material.]

                           United States       38.3%
                           Europe              29.9%
                           Janpan              22.7%
                           Asia/Pacific Rim     5.4%
                           Canada               3.4%
                           South Africa         0.3%

What are Global Convertible Securities?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

What are the Benefits of Global Convertible Securities?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Gabelli Global Convertible Securities Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

      Contrary to popular opinion, the U.S. economy continued to show surprising strength in the first half of 1999. First quarter gross domestic product was revised upward to a 4.3% annual rate from the previous estimate of 4.1%. Meanwhile, first quarter after-tax corporate profits rose at a 6.2% annual rate, the largest gain since the first quarter of 1995. What is driving this growth? There are a host of reasons including low interest rates, improved productivity, efficient capital markets and consumption. Personal consumption grew at a 7.6% rate in the first quarter, the fastest since the comparable period in 1988. The current economic expansion, which began in 1991, is the longest ever experienced during peacetime. If the expansion continues until January 2000, it will be the longest in recorded U.S. history, surpassing the Vietnam War buildup from 1961 to 1969. Can the economic expansion continue or will rising wage rates or higher oil prices usher in a new era of inflation? Will the perceived "imbalances" in the economy such as a negative household savings ratio or a growing current account deficit derail the expansion? We do not know. We do know that the American consumer is key to economic growth both here and abroad. We will be watching for any deterioration in consumer confidence. Thus far, consumer confidence has remained buoyant. In June, the consumer confidence index reached 138.4, the highest reading since October 1968.

      Unfortunately, the picture has been less uplifting in Euroland. Although the "Euro Bubble" economies such as Spain and Ireland remain robust, signs of acceleration in Italy and Germany are still absent. The German economy, accounting for nearly one-third of Euroland Gross Domestic Product ("GDP") and two-fifths of industrial production, barely avoided recession in the first quarter. We expect that the German economy will benefit from the weak euro, which has fallen 10% against the U.S. dollar, and the rise in Asian demand. We will watch the German Information & Forschung Institut ("IFO") Business Confidence Indicator as a precursor to such recovery. The indicator has been fluctuating around 90 since late last year. Meanwhile, we remain positive on financial assets in Euroland as consolidation acts as a catalyst to unlock shareholder value.

      Asian markets performed best in the second quarter. Indonesia gained 119% in the quarter, followed by Malaysia, Korea, Thailand and Singapore which each rose by more than 50%. Korean industrial production rose by over 20% year over year in May. The recovery is being lead by a robust U.S. economy and reviving import demand from Japan. Fiscal stimulus and a "zero" interest rate policy in Japan are beginning to take hold. GDP grew by 7.9% in the first quarter and business confidence is rebounding according to a recent Tankan report. However, the main driver for stock performance in Japan will be corporate restructuring. Consequently, the economy may continue to lag as companies cut capital spending and eliminate jobs in an effort to improve profitability. On a company specific basis we are bullish on Japan and have increased the weighting in the portfolio from 8% to over 20% over the last six months.

Let's Talk Converts

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of June 30, 1999.

Clear Channel Communications Inc. (2.63%, 04/01/03) is a diversified media company with businesses involved in broadcasting and outdoor advertising. The company owns, programs and sells airtime for various U.S. and international radio and television stations. The company is expanding its outdoor advertising in France, Italy and Spain through the acquisition of the Dauphin Group, a leading European outdoor advertising company. Revenue from CCU's radio and outdoor operations continues to grow, rising an estimated 10% in the first and second quarters of 1999 on a pro forma basis.

      With the stock at $68.9375, Clear Channel's 2.63% convertible bond trades at 128.25%. The bond due in 2003 has a BBB- rating and yields 2.05% on a 13.70% premium. The common stock pays no dividend.

Elektrim SA (2.00%, 05/30/04) operates four main businesses: power engineering, electrical machinery, telecommunications and cable manufacturing. Elektrim has made strategic investments in Polska Telefonia Cyfrowa, a leading domestic wireless GSM ("Global System for Mobile Communications") provider, and Bresnan Communications Poland, the largest cable television operator in Warsaw. Recently, Vivendi, the French telecommunications and services conglomerate, agreed to invest US$750 million for a 30% stake in Elektrim. These strategic moves will provide the investment capital and critical mass for Elektrim to establish itself as a major player in the Polish telecommunications market.

      With the stock at Polish Zloty 55.50, Elektrim's euro denominated 2.00% convertible bond due in 2004 trades at 139%. The bond offers a current yield of 1.43% as opposed to the common stock that pays no dividend. Because of the difficulty of conversion in the Polish market, the bonds trade at a 10% discount to their intrinsic value making them a cheap alternative to the common. We plan to exercise our conversion right and exploit this arbitrage opportunity.

Global Telesystems Group Inc. (GTSG - $67.00 - Nasdaq) is a European telecommunications services company. The company provides broadband and Internet protocol based services, carrier and Internet service provider services, international and domestic long distance, local exchange carrier services and mobile services. The recent acquisitions of Esprit Telecom and Omnicom provide GTSG with broader customer reach at both the retail and wholesale levels.

      With the stock at $67.00, Global Telesystems' 7.25% convertible preferred trades at $81.00 on a 15.79% premium and a current yield of 5.46%.

Ricoh Leasing Co. Ltd. (0.40%, 09/30/02) began as a credit sales and leasing firm for its parent, Ricoh Co., an office products manufacturer. The new company focus is on becoming a sales-support leasing specialist for suppliers, cashing in on the small-lot management of equipment. Currently, the leasing business is expanding and profit is rising, led by Ricoh office equipment and store facilities. In the year ending March 1999, net profit totaled Y 2.85 million compared to Y 2.40 million in 1998. Earnings per share increased from Y 135.3 in 1998 to Y 160.1 in 1999.

      With the stock at Y 3440, Ricoh Leasing's 0.40% convertible bond trades at 143%. The bond yields 0.28% on a discount to parity.

Scandinavian Broadcasting System SA (Sub. Deb. Cv. 7.00%, 12/01/04) owns and operates television stations mainly in Sweden, Norway, Denmark, the Netherlands and part of Belgium. The company also owns and operates radio stations in Denmark, Finland and Sweden. United Pan-Europe Communications plans to purchase a 12.8% interest in SBS for $105.8 million, as the two companies plan to jointly buy and create television programs. At present, SBS owns 18 television stations in 13 countries reaching over 150 million customers.

      With the stock at $32.25, Scandinavian Broadcasting's 7.00% convertible bond trades at $124.00 on a 13.77% premium and a current yield of 5.65%.

Seagram Co. (VOY - $49.9375 - NYSE) operates spirits, wine and entertainment businesses worldwide. The company produces and markets distilled spirits and wines, as well as coolers, beer and mixers. Through its entertainment company, Universal, Seagram produces and distributes motion pictures, television programming and home video products. The company also operates theme parks and retail stores. In May, Universal Music, a subsidiary of Seagram, joined AT&T and Matsushita Electric Industrial to develop a system for buying and selling music on the Internet.

      With the stock at $50.375, Seagram Company's 7.50% mandatory convertible preferred trades at $49.9375. The preferred has a BB rating and yields 7.30% on a 19.14% premium.

Village Roadshow Ltd. (VRLPA - $37.00 - Australian Stock Exchange) produces, distributes and exhibits motion pictures. The company operates tourist theme parks in a joint venture with Warner Brothers. The company also operates radio stations and over-the-air and pay television broadcasting channels.

      Village Roadshow's convertible preferred has an unusual structure. If the 6.50% preferred is not converted into common stock by 2008, it will convert into a straight perpetual preferred with the same dividend yield. In the meantime, the conversion ratio will fluctuate like that of a mandatory convertible security. If the stock is below A$3.00, the investor will receive a maximum of
25.49 shares of common stock. If the stock rises above A$3.60, the conversion ration will decline to 21.249 shares. Currently, with the stock at A$2.30, the $50 preferred trades at $37.00 on a zero premium and 8.44% current yield.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Convertible Securities Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

In Conclusion

      We are research-driven stock pickers with a long term time horizon. Our goal is to identify attractive convertible securities of companies selling at a discount to their intrinsic value which have a catalyst to unlock that value. We believe this philosophy provides us with a margin of safety that buffers us from the vicissitudes of today's volatile marketplace.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.

                                        Sincerely,


                                        /s/ Hart Woodson

                                        A. Hartswell Woodson, III
                                        Portfolio Manager

July 15, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                  June 30, 1999

Global Telesystems Group Inc. Cv. Pfd.
Canal Plus/Mediaset Sub. Deb. Cv.
Toyoda Gosei Co. Ltd. Sub. Deb. Cv.
Softbank Corp. Cv.
Houston Industries Inc./Time Warner Cv. Pfd.
CSC Holdings Inc. Cv. Pfd.
Yamanouchi Pharmaceutical Co. Ltd. Cv.
NTL Inc. Sub. Deb. Cv.
Winstar Communications Inc. Cv. Pfd.
Carriage Services Cv. Pfd.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Convertible Securities Fund
Portfolio of Investments -- June 30, 1999 (Unaudited)
================================================================================

  Principal                                                                      Market
   Amount                                                       Cost              Value
   ------                                                       ----              -----
                CORPORATE BONDS -- 60.1%
                Automotive: Parts and Accessories -- 3.3%
 20,000,000(b)  Toyoda Gosei Co. Ltd.
                  Sub. Deb. Cv.
                  0.75%, 03/31/04 .......................    $  170,283        $  257,113
                                                             ----------        ----------
                Broadcasting -- 7.0%
  1,000,000(c)  Canal Plus / Mediaset
                  Sub. Deb. Cv.
                  3.50%, 04/01/02 .......................       182,130           302,641
  $  90,000     Clear Channel Communications Inc.
                  2.63%, 04/01/03 .......................       114,976           114,413
    100,000     Scandinavian Broadcasting
                  System SA Sub. Deb. Cv.
                  7.00%, 12/01/04 .......................       112,734           124,000
                                                             ----------        ----------
                                                                409,840           541,054
                                                             ----------        ----------
                Building and Construction -- 1.4%
     91,840     Bouygues SA Cv.
                  1.70%, 01/01/06 .......................       109,357           110,875
                                                             ----------        ----------
                Business Services -- 1.7%
    131,976     Vivendi Cv.
                  1.25%, 01/01/04 .......................       149,764           134,313
                                                             ----------        ----------
                Cable -- 4.3%
    100,000     Bell Atlantic Financial Cv.
                  4.25%, 09/15/05 .......................       100,922           102,625
    145,000     NTL Inc.,
                  7.00%, 12/15/08 (a) ...................       245,674           228,013
                                                             ----------        ----------
                                                                346,596           330,638
                                                             ----------        ----------
                Communications Equipment -- 1.9%
    100,000     Swiss Life / Mannesmann AG
                  Sub. Deb. Cv.
                  1.50%, 05/20/03 .......................       115,554           145,250
                                                             ----------        ----------
                Computer Software and Services -- 3.2%
 10,000,000(b)  Softbank Corp. Cv.
                  0.50%, 03/29/02 .......................        99,126           251,578
                                                             ----------        ----------
                Consumer Products -- 2.3%
    150,000     Nestle Holdings Inc. Cv.
                  3.00%, 06/17/02 .......................       165,522           177,375
                                                             ----------        ----------
                Electronics -- 3.3%
 10,000,000(b)  Mimasu Semiconductor
                  Industry Co.
                  0.80%, 05/31/06 .......................        92,765            94,187
 15,000,000(b)  Toshiba Corp. Cv.
                  1.80%, 03/29/02 .......................       159,008           165,446
                                                             ----------        ----------
                                                                251,773           259,633
                                                             ----------        ----------
                Energy and Utilities -- 1.4%
    110,000     PennzEnergy Co.,
                  4.95%, 08/15/08 .......................       118,405           112,132
                                                             ----------        ----------
                Equipment and Supplies -- 2.9%
    100,000     Antec Corp.
                  Sub. Deb. Cv.
                  4.50%, 05/15/03 (a) ...................       100,000           147,375
    100,000     Elektrim SA,
                  2.00%, 05/30/04 .......................        74,911            76,983
                                                             ----------        ----------
                                                                174,911           224,358
                                                             ----------        ----------
                Financial Services -- 11.7%
 15,000,000(b)  Bank of Fukuoka Ltd.
                  1.10%, 09/28/07 .......................       137,454           127,772
$   150,000     Cregem Finance NV
                  Sub. Deb. Cv.
                  2.75%, 01/06/04 .......................       164,510           162,750
    495,000     Finaxa Sub. Deb. Cv.
                  3.00%, 01/01/07 .......................       121,299           116,708
200,000,000(d)  Mediobanca International
                  SpA Cv.
                  Zero Cpn., 12/18/01 ...................       129,717           106,255
 20,000,000(b)  Ricoh Leasing Co. Ltd.
                  0.40%, 09/30/02 .......................       188,497           213,159
    150,000     UBS Finance NV Cv.
                  2.75%, 06/16/02 .......................       152,939           181,499
                                                             ----------        ----------
                                                                894,416           908,143
                                                             ----------        ----------
                Health Care -- 4.5%
    200,000     Roche Holdings Inc. Cv.
                  Zero Cpn., 04/20/10 (a) ...............       137,971           114,750
 20,000,000(b)  Yamanouchi Pharmaceutical
                  Co. Ltd. Cv.
                  1.50%, 12/31/02 .......................       198,922           232,988
                                                             ----------        ----------
                                                                336,893           347,738
                                                             ----------        ----------
                Publishing -- 2.2%
    250,000     Medya Holding
                  Sub. Deb. Cv.
                  10.00%, 06/28/01 ......................       249,771           168,750
                                                             ----------        ----------
                Retail -- 1.8%
     50,000     Home Depot Inc.
                  Sub. Deb. Cv.
                  3.25%, 10/01/01 .......................        58,755           139,875
                                                             ----------        ----------
                Telecommunications -- 4.6%
    250,000     Rogers Communications Inc. Cv.
                  2.00%, 11/26/05 .......................       192,209           192,813
    100,000     Telefonica Europe BV
                  Sub. Deb. Cv.
                  2.00%, 07/15/02 .......................       164,734           163,750
                                                             ----------        ----------
                                                                356,943           356,563
                                                             ----------        ----------
                Transportation -- 2.6%
    207,000     International Container
                  Terminal Services
                  Sub. Deb. Cv.
                  1.75%, 03/13/04 .......................       197,514           204,413
                                                             ----------        ----------
                TOTAL CORPORATE BONDS ...................     4,205,423         4,669,801
                                                             ----------        ----------

                                                                                 Market
     Shares                                                     Cost              Value
     ------                                                     ----              -----
                PREFERRED STOCKS - 31.4%
                Business Services -- 2.1%
      4,800     Cendant Corp.
                  7.50% Cv. Pfd. ........................       230,078           165,300
                                                             ----------        ----------
                Cable -- 8.7%
      2,200     CSC Holdings Inc.
                  8.50% Cv. Pfd., Ser. I ................        60,710           237,600
      2,000     Houston Industries Inc./Time
                  Warner Inc.
                  7.00% Cv. Pfd. ........................       108,599           238,499
      1,400     MediaOne Group Inc.
                  4.50% Cv. Pfd. ........................       116,270           209,738
                                                             ----------        ----------
                                                                285,579           685,837
                                                             ----------        ----------

                See accompanying notes to financial statements.

The Gabelli Global Convertible Securities Fund
Portfolio of Investments (Continued) -- June 30, 1999 (Unaudited)
================================================================================

                                                                                 Market
   Shares                                                       Cost              Value
   ------                                                       ----              -----
                PREFERRED STOCKS (Continued)
                Consumer Products -- 0.7%
      1,000     McKesson Financial Trust Pfd. ...........     $ 103,380         $  51,563
                                                             ----------        ----------
                Consumer Services -- 2.9%
      4,000     Carriage Services Inc.,
                  7.00% Cv. Pfd (a) .....................       200,000           222,500
                                                             ----------        ----------
                Energy and Utilities -- 2.1%
                EVI Inc.
        300       5.00% Cv. Pfd. ........................         9,413            11,588
      4,000       5.00% Cv. Pfd. (a) ....................       200,000           154,500
                                                             ----------        ----------
                                                                209,413           166,088
                                                             ----------        ----------
                Entertainment -- 1.0%
      2,000     Village Roadshow Ltd.
                  6.50% Cv. Pfd. (a) ....................        85,000            74,000
                                                             ----------        ----------
                Food and Beverage -- 0.9%
      1,400     Seagram Co.
                  7.50% Aces ............................        70,683            69,913
                                                             ----------        ----------
                Paper and Forest Products -- 1.3%
      2,000     Amcor Ltd.
                  7.25% Cv. Pfd. ........................        94,000            97,875
                                                             ----------        ----------
                Publishing -- 1.7%
      3,500     Reader's Digest Association Inc.
                  Cv. Pfd. ..............................       115,019           129,500
                                                             ----------        ----------
                Telecommunications -- 5.2%
      6,000     Global Telesystems Group Inc.
                  7.25% Cv. Pfd. (a) ....................       299,999           401,999
                                                             ----------        ----------
                Wireless Communications -- 4.8%
      1,000     Vodafone AirTouch plc
                  4.25% Cv. Pfd., Cl. C .................        59,675           147,688
      4,000     Winstar Communications Inc.
                  7.00% Cv. Pfd. ........................       173,500           226,500
                                                             ----------        ----------
                                                                233,175           374,188
                                                             ----------        ----------
                TOTAL PREFERRED STOCKS ..................     1,926,326         2,438,763
                                                             ----------        ----------
                COMMON STOCKS -- 7.2%
                Computer Software and Services -- 0.9%
        600     Oracle Corp. Japan ......................        30,100            66,922
                                                             ----------        ----------
                Financial Services -- 5.6%
      2,500     Banca Popolare di Brescia ...............        74,727           107,124
        250     Shohkoh Fund & Co. Ltd. .................       131,953           179,285
     30,000     Sumitomo Trust &
                  Banking Co. Ltd. ......................       156,843           144,254
                                                             ----------        ----------
                                                                363,523           430,663
                                                             ----------        ----------
                Metals and Mining -- 0.2%
     10,000     Durban Roodepoort Deep Ltd.+ ............        63,454            17,235
                                                             ----------        ----------
                Wireless Communications -- 0.5%
     13,000     Total Access Communications
                  plc+ ..................................       100,100            41,600
                                                             ----------        ----------
                TOTAL COMMON STOCKS .....................       557,177           556,420
                                                             ----------        ----------
                WARRANTS -- 0.2%
                Diversified Industrial -- 0.2%
        100     Mori Seiki+ .............................        60,000            14,400
                                                             ----------        ----------
                Entertainment -- 0.0%
         50     Shochiku Co. Ltd.+ ......................        53,125             1,875
                                                             ----------        ----------
                TOTAL WARRANTS ..........................       113,125            16,275
                                                             ----------        ----------
                OPTIONS -- 0.1%
                Metals and Mining -- 0.1%
      5,000     Durban Roodepoort Deep Ltd., ............        10,084             1,906
                  Call, 12/31/99+
     10,000     Durban Roodepoort Deep Ltd.,
                  Ser. B, Call, 06/30/02+ ...............        17,223             2,237
                                                             ----------        ----------
                TOTAL OPTIONS ...........................        27,307             4,143
                                                             ----------        ----------
                TOTAL
                  INVESTMENTS-- 99.0% ...................    $6,829,358         7,685,402
                                                             ==========
                Other Assets and
                  Liabilities (Net)-- 1.0% ..............                          79,310
                                                                               ----------
                NET ASSETS -- 100.0%
                  (651,963 shares outstanding) ..........                      $7,764,712
                                                                                =========
                NET ASSET VALUE,
                  Offering and Redemption
                  Price Per Share .......................                         $ 11.91
                                                                                   ======
                For Federal tax purpose:
                Aggregate cost                                                 $6,829,358
                                                                               ==========
                Gross unrealized appreciation                                  $1,451,901
                Gross unrealized depreciation                                    (595,857)
                                                                               ----------
                Net unrealized appreciation                                    $  856,044
                                                                               ==========

  Principal                                                Settlement      Net Unrealized
   Amount                                                     Date          Appreciation
   ------                                                     ----          ------------

                FORWARD FOREIGN EXCHANGE CONTRACTS
    312,305(e)  Sold British Pounds
                  in exchange for
                  USD 492,420 ...........................     08/16/99             $7,580

----------

(a)   --    Security exempt from registration under Rule 144A of the Securities
            Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the market value of Rule
            144A securities amounted to $1,343,137 or 17.3% of net assets.
(b)   --    Principal amount denoted in Japanese Yen.
(c)   --    Principal amount denoted in French Francs.
(d)   --    Principal amount denoted in Italian Lira.
(e)   --    Principal amount denoted in British Pounds.
+     --    Non-income producing security.
ACES  --    Adjustable Convertible Exchange Security.
USD   --    U.S. Dollars.

                                               % of
                                              Market            Market
Global Diversification                         Value             Value
----------------------                        ------          ----------
North America                                   41.7%         $3,201,507
Europe                                          29.9%          2,295,649
Japan                                           22.7%          1,748,980
Asia/Pacific Rim                                 5.4%            417,888
South Africa                                     0.3%             21,378
                                              ------          ----------
                                               100.0%         $7,685,402
                                              ======          ==========

                See accompanying notes to financial statements.

                 The Gabelli Global Convertible Securities Fund

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
================================================================================

Assets:
    Investments, at value (Cost $6,829,358) ..................      $ 7,685,402
    Foreign currency, at value (Cost $617) ...................              618
    Dividends, interest and reclaims receivable ..............           21,732
    Receivable for investments sold ..........................          151,375
    Net unrealized appreciation on forward
      foreign exchange contracts .............................            7,580
                                                                    -----------
    Total Assets .............................................        7,866,707
                                                                    -----------
Liabilities:
    Payable for investment advisory fees .....................            6,274
    Payable for distribution fees ............................            1,562
    Payable to custodian .....................................           59,397
    Other accrued expenses ...................................           34,762
                                                                    -----------
    Total Liabilities ........................................          101,995
                                                                    -----------
    Net Assets applicable to 651,963
      shares outstanding .....................................      $ 7,764,712
                                                                    ===========

Net Assets consist of:
    Capital stock, at par value ..............................      $       652
    Additional paid-in capital ...............................        6,131,528
    Accumulated net investment loss ..........................          (20,298)
    Accumulated net realized gain on investments
      and foreign currency transactions ......................          789,361
    Net unrealized appreciation on investments
      and foreign currency transactions ......................          863,469
                                                                    -----------
    Total Net Assets .........................................      $ 7,764,712
                                                                    ===========
    Net Asset Value, offering and redemption
      price per share ($7,764,712 / 651,963
      shares outstanding; 200,000,000
      shares authorized of $0.001 par value) .................      $     11.91
                                                                    ===========

Statement of Operations
For the Six Months Ended June 30, 1999 (Unaudited)
================================================================================

Investment Income:
    Dividends (net of foreign taxes of $62) ................        $    45,594
    Interest ...............................................             16,232
                                                                    -----------
    Total Investment Income ................................             61,826
                                                                    -----------
Expenses:
    Investment advisory fees ...............................             36,834
    Distribution fees ......................................              9,208
    Legal and audit fees ...................................             16,001
    Shareholder services fees ..............................             15,835
    Shareholder report expenses ............................             10,630
    Custodian fees .........................................              5,358
    Registration fees ......................................              5,326
    Organizational expenses ................................              1,073
    Directors' fees ........................................                180
    Miscellaneous expenses .................................              1,291
                                                                    -----------
    Total Expenses .........................................            101,736
                                                                    -----------
    Net Investment Loss ....................................            (39,910)
                                                                    -----------
Net Realized and Unrealized Gain
    on Investments:
    Net realized gain on investments and
      foreign currency transactions ........................            797,176
    Net change in unrealized appreciation
      on investments and foreign currency
      transactions .........................................            445,713
                                                                    -----------
    Net realized and unrealized gain on
      investments and foreign currency
      transactions .........................................          1,242,889
                                                                    -----------
    Net increase in net assets resulting
      from operations ......................................        $ 1,202,979
                                                                    ===========

Statement of Changes in Net Assets
================================================================================

                                                                      Six Months Ended   Year Ended
                                                                        June 30, 1999   December 31,
                                                                         (Unaudited)        1998
                                                                      ----------------  ------------
Operations:
    Net investment loss ..............................................   $   (39,910)   $   (80,913)
    Net realized gain on investments and foreign currency transactions       797,176         74,754
    Net change in unrealized appreciation on investments and
      foreign currency transactions ..................................       445,713        744,636
                                                                         -----------    -----------
    Net increase in net assets resulting from operations .............     1,202,979        738,477
                                                                         -----------    -----------
Distributions to shareholders:
    In excess of net investment income ...............................            --         (5,156)
    Net realized gain on investments .................................            --        (53,777)
                                                                         -----------    -----------
    Total distributions to shareholders ..............................            --        (58,933)
                                                                         -----------    -----------
Capital share transactions:
    Net decrease in net assets from capital share transactions .......      (764,389)    (2,728,084)
                                                                         -----------    -----------
    Net increase / (decrease) in net assets ..........................       438,590     (2,048,540)

Net Assets:
    Beginning of period ..............................................     7,326,122      9,374,662
                                                                         -----------    -----------
    End of period ....................................................   $ 7,764,712    $ 7,326,122
                                                                         ===========    ===========

                 See accompanying notes to financial statements.

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Unaudited)
================================================================================

1. Organization. The Gabelli Global Convertible Securities Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is to obtain a high rate of total return. The Fund commenced investment operations on February 3, 1994.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the successor to Gabelli Funds, Inc. as the investment adviser) (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Options. The Fund may purchase or write call or put options on securities or indices. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid. During the six months ended June 30, 1999 the Fund did not write options.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 1999, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Expenses. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $9,208, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 1999, other than short term securities, aggregated $7,017,247 and $7,591,985, respectively.

7. Transactions with Affiliates. During the six months ended June 30, 1999, the Fund paid brokerage commissions of $70 to Gabelli & Company, Inc. and its affiliates.

8. Line of Credit. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 1999.

The average daily amount of borrowings outstanding during the six months ended June 30, 1999 was $27,250, with a related weighted average interest rate of 5.46%. The maximum amount borrowed at any time during the six months ended June 30, 1999 was $140,000.

9. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                       Six Months Ended                    Year Ended
                                                         June 30, 1999                  December 31, 1998
                                                         -------------                  -----------------
                                                    Shares           Amount           Shares           Amount
                                                 -----------      -----------      -----------      -----------
Shares sold ................................          79,549      $   875,243           81,274      $   801,016
Shares issued upon reinvestment of dividends              --               --            5,590           55,681
Shares redeemed ............................        (151,606)      (1,639,632)        (361,093)      (3,584,781)
                                                 -----------      -----------      -----------      -----------
  Net decrease .............................         (71,956)     $  (764,389)        (274,229)     $(2,728,084)
                                                 ===========      ===========      ===========      ===========

10. New Share Classes. On March 9, 1999, the Board of Directors of the Fund approved (subject to shareholder approval of Amendments to the Fund's Articles of Incorporation to permit the Fund to offer additional classes of shares) a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund - Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares) to be effective upon the commencement of the offering of the New Share Classes. Effective July 22, 1999, shareholder approval permitting the Fund to offer additional classes of shares was attained.

The Gabelli Global Convertible Securities Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                   Six Months Ended                    Year Ended December 31,
                                                    June 30, 1999       -----------------------------------------------------
                                                      (Unaudited)        1998       1997       1996        1995        1994+
                                                      ----------        ------     ------     -------     -------     -------
Operating performance:
      Net asset value, beginning of period ........       $10.12         $9.39     $10.18      $10.79       $9.93      $10.00
                                                      ----------        ------     ------     -------     -------     -------
      Net investment income / (loss) ..............        (0.06)        (0.12)      0.11        0.43        0.39        0.16
      Net realized and unrealized gain / (loss)
        on investments ............................         1.85          0.93       0.17        0.16        0.86       (0.07)
                                                      ----------        ------     ------     -------     -------     -------
      Total from investment operations ............         1.79          0.81       0.28        0.59        1.25        0.09
                                                      ----------        ------     ------     -------     -------     -------
Distributions to shareholders:
      Net investment income .......................           --            --      (0.14)      (0.43)      (0.39)      (0.16)
      In excess of net investment income ..........           --         (0.01)        --          --          --          --
      Net realized gain on investments ............           --            --      (0.90)      (0.77)         --          --
      In excess of net realized gain
        on investments ............................           --         (0.07)     (0.03)         --          --          --
                                                      ----------        ------     ------     -------     -------     -------
      Total distributions .........................           --         (0.08)     (1.07)      (1.20)      (0.39)      (0.16)
                                                      ----------        ------     ------     -------     -------     -------
      Net asset value, end of period ..............       $11.91        $10.12      $9.39      $10.18      $10.79       $9.93
                                                      ==========        ======     ======     =======     =======     =======
      Total return++ ..............................         17.7%          8.6%       2.8%        5.5%       12.6%        0.9%
                                                      ==========        ======     ======     =======     =======     =======
Ratios to average net assets and supplemental data:
      Net assets, end of period (in 000's) ........       $7,765        $7,326     $9,375     $13,527     $15,742     $15,574
      Ratio of net investment income / (loss)
        to average net assets .....................        (1.08)%(a)    (1.00)%     1.17%       2.00%       2.90%       2.80%(a)
      Ratio of operating expenses
        to average net assets (b) .................         2.76%(a)      2.63%      2.48%       2.35%       2.41%       2.49%(a)
      Portfolio turnover rate .....................           93%           89%       100%        126%        152%        329%

----------

+     From commencement of operations on February 3, 1994.

++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a)   Annualized.

(b) The Fund incurred interest expense during the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 2.46%. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 2.47%.

                See accompanying notes to financial statements.

                        Gabelli Global Series Funds, Inc.
                 The Gabelli Global Convertible Securities Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                   Karl Otto Pohl
Chairman and Chief                      Former President
Investment Officer                      Deutsche Bundesbank
Gabelli Asset Management Inc.
                                        Werner J. Roeder, MD
Felix J. Christiana                     Medical Director
Former Senior Vice President            Lawrence Hospital
Dollar Dry Dock Savings Bank
                                        Anthonie C. van Ekris
Anthony J. Colavita                     Medical Director
Attorney-at-Law                         BALMAC International, Inc.
Anthony J. Colavita, P.C.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                   A. Hartswell Woodson, III
President and Chief                     Vice President and
Investment Officer                      Portfolio Manager

Bruce N. Alpert                         James E. McKee
Vice President and                      Secretary
Treasurer

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompa nied by an effective prospectus.
--------------------------------------------------------------------------------